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                                                                   Exhibit 10.33

                           CERTIFICATE OF DESIGNATION
                                       OF
                       JUNIOR CLASS A PIK PREFERRED STOCK
                                       OF
                            FANNIE MAY HOLDINGS, INC.

                     Pursuant to Section 151 of the Delaware
                             General Corporation Law

                  The undersigned, Vice President and Assistant Secretary, respectively, of FANNIE MAY HOLDINGS, INC., a Delaware corporation (the "Company"), certify that pursuant to authority granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation of the Company, the Board of Directors has adopted the following resolution creating a series of Preferred Stock of the Company designated as the Junior Class A PIK Preferred Stock:

                  RESOLVED, by the Board of Directors of Fannie May Holdings, Inc., a Delaware corporation (the "Company"), that pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of the certificate of Incorporation of the Company, the Board of Directors hereby creates a series of authorized Preferred Stock, without par value, of the Company (such series being hereinafter sometimes called the Junior Class A PIK Preferred Stock), and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such caries, and the qualifications, limitations or restrictions thereof (in addition to the designation, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Company, which are applicable to the preferred stock of all series) as follows:

                  1.1      DESIGNATION AND AMOUNT

                           The shares of such series shall be designated Junior
                  Class A PIK Preferred Stock and the nor of shares constituting such series shall initially be 625.

                  1.2      DIVIDENDS

                           The holders of shares of Junior Class A PIK Preferred
                  Stock shall be entitled to receive, out of the assets of the Company legally available therefor and as and when declared by the Board

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                  of Directors, dividends at the rate of $2,000 per share per annum, payable annually on the first business day of the month of November in each year, (each a "Dividend Payment Date") commencing November 1, 1992 to Stockholders of record as of each such date until the Junior Class A PIK Preferred Stock is redeemed as hereinafter provided.

                           At the option of the Company and except as provided
                  below, all of such dividends may be paid, instead of in cash, in whole or in part, on declaration of the Board of Directors, in additional shares of Junior Class A PIK Preferred Stock (the "Additional Shares") on any or all Dividend Payment Dates. To the extent dividends are paid in Additional Shares, such Additional Shares shall be valued at $25,000 per share with a liquidation value of $25,000 per share and shall have dividends payable annually at the rate specified in the next preceding paragraph, subject to the option of the Company to pay such dividends in Additional Shares in lieu of cash on any or all Dividend Payment Dates.

                           Dividends shall accrue from the date of original
                  issue of the Junior Class A PIK Preferred Stock, except that dividends on Additional Shares shall accrue from the date such Additional Shares are issued. Dividends which are not paid in full will cumulate as if dividends had been paid on the relevant Dividend Payment Date in Additional Shares and such Additional Shares will be deemed to be outstanding on each succeeding Dividend Payment Date until such accumulated annual dividends shall have been declared and paid in cash or in Additional Shares. Any such declaration may be for a portion, or all, of the then accumulated dividends. To the extent that all or any part of dividends in Additional Shares would result in the issuance of a fractional Additional Share (which shall be determined with respect to the aggregate number of shares of Junior Class A PIK Preferred Stock held, or deemed to be held, of record by each holder) then such amount shall be paid in cash or shall be paid in fractions of Additional Shares based on a value of $25,000 per share.

                           No dividend may be paid or declared and set apart for
                  payment on any share of Junior Class A PIK Preferred Stock unless at the same time a ratable dividend in cash or Additional Shares is paid or set apart for payment on all shares of Junior Class A PIK Preferred Stock then outstanding.

                  1.3      LIQUIDATION RIGHTS

                           Preference on Liquidation, etc. In the event of any
                  voluntary or involuntary liquidation, dissolution or winding-up of


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                  the Company, before any payment or distribution of the assets of the Company (whether capital or surplus) or proceeds thereof, shall be made to or set apart for the holders of shares of any Junior Securities but after all the Senior Preferred Stock shall have been redeemed in cash in full, the holders of shares of Junior Class A PIK Preferred stock not then redeemed shall be entitled to receive payment of $25,000 per share held by them, plus an amount equal to all accrued and unpaid dividends thereon, whether or not declared, to the date of such payment. If, upon any liquidation, dissolution or winding-up of the Company, the assets of the Company, or proceeds thereof, distributed among the holders of shares of Junior Class A PIK Preferred Stock shall be insufficient to pay in full the respective preferential amounts on shares of Junior Class A PIK Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Junior Class A PIK Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. After payment of the full amount of the liquidation preference to which the holders of Senior Preferred Stock are entitled and then payment of the full amount of the liquidation preference to which the holders of the Junior Class A PIK Preferred Stock are entitled, the holders of the Junior Class A PIK Preferred Stock will not be entitled to any further participation in any distribution of assets of the Company. For the purposes of this paragraph 1.3, the merger or the consolidation of the Company into or with another corporation or the merger or consolidation of any other corporation (other than a wholly owned subsidiary) into or with the Company or the sale, transfer or other disposition of all or substantially all the assets of the Company, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company.

                  1.4      RETIREMENT OF SHARES

                           Shares of Junior Class A PIK Preferred Stock which
                  have been issued and have been redeemed, repurchased or reacquired in any manner by the Company shall be retired and not reissued and shall resume the status of authorized but unissued and non-designated shares of Preferred Stock of the Company.

                  1.5      REDEMPTION

                           (a) Provided all of the shares of Senior Preferred Stock have been redeemed for cash, with all dividends accrued thereon, and such redemption is not then prohibited by any agreement to which the Corporation is then a party, the shares of Junior Class A PIK Preferred Stock (i) may be redeemed at any time at the


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                  Company's option, at $25,000 per share, plus in each case all accrued and unpaid dividends thereon, whether or not declared, to the date of redemption, and (ii) shall be redeemed in accordance with the provisions of Section 2.7 of the Securities Purchase Agreement by and among the Company, FMCAN Acquisition Corp., an Illinois corporation, and the purchasers thereunder pursuant to which the Company initially issued its Junior Class A PIK Preferred Stock, as from time to time amended. If less than all the shares of Junior Class A PIK Preferred Stock are to be redeemed, the shares to be redeemed will be redeemed on a pro rata basis. For purposes of this
                  Section 1.5(a), dividends shall be deemed to accrue at the rate of $5.50 per share per day prior to their declaration.

                           (b) All shares of Junior Class A PIK Preferred Stock not theretofore redeemed, shall be redeemed by payment of cash on the Dividend Payment Date occurring in 2001 at $25,000 per share plus all accrued and unpaid dividends thereon, whether or not declared, to the date of redemption, subject to the applicable provisions of law.

                           (c) The Company shall cause to be mailed to each of the holders of Junior Class A PIK Preferred Stock to be redeemed, at their last addresses as they shall appear upon the Preferred Stock Register, at least 15 days and not more than 90 days prior to the record date of such redemption, a notice stating the date on which such redemption is expected to take place (the "Redemption Date") Except as otherwise required by applicable law, the failure to give any such notice, or any defect therein, shall not affect the validity of such a redemption.

                           (d) On or after the Redemption Date, the holders of shares of Junior Class A PIK Preferred Stock which have been redeemed shall surrender their certificates representing such shares to the Company at its principal place of business or as otherwise notified, and thereupon the redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. From and after the Redemption Date, all rights of the holders of such redeemed shares of Junior Class A PIK Preferred Stock, except the right to receive the redemption price together with an amount equal to all accrued and unpaid dividends to the date of redemption without interest upon surrender of their certificate or certificates, shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.


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                  1.6      VOTING RIGHTS

                           Except as required by law or herein or any other
                  provision of the Certificate of Incorporation of the Company, the holder of each outstanding share of Junior Class A PIK Preferred Stock shall not be entitled to vote on any matter submitted to a vote of stockholders.

                  1.7      OTHER RIGHTS AND AMENDMENTS

                           Without the written consent of or the vote of holders
                  of a majority of the outstanding shares of Junior Class A PIK Preferred Stock (voting as a class) at a meeting of the holders of Junior Class A PIK Preferred Stock called for such purpose, the Company will not (i) issue any other class or series of stock which is pari passu with, or entitled to a preference over, the Junior Class A PIK Preferred Stock with respect to any dividend or distribution or any liquidation, distribution of assets, dissolution or winding-up of the Company, except the 1,500 shares of Senior Preferred Stock described in the Certificate of Designation dated October 25, 1991 adopted pursuant to Section 151 of the Delaware General Corporation Law by the directors of the Company, or (ii) amend, alter, repeal or waive any provision of the Certificate of incorporation so as to adversely affect the preferences, rights or powers of the Junior Class A PIK Preferred Stock; provided, however, that any such amendment that reduces the amount of dividend payable on or the liquidation or redemption price of shares of Junior Class A PIK Preferred Stock shall require the affirmative vote at a meeting called for such purpose, or written consent of, the holder of each share of Junior Class A PIK Preferred Stock.

                           So long as at least 100 shares of Junior Class A PIK
                  Preferred Stock are outstanding, the Company will furnish to the holders of such Junior Class A PIK Preferred Stock quarterly and annual financial reports if the Company is required to file such with the SEC under the Securities Exchange Act of 1934.

                  1.8      ISSUANCE

                           The Company will not issue more than 300 shares of
                  Junior Class A PIK Preferred Stock, together with such number of Additional Shares as may be issued in lieu of cash dividends in accordance with paragraph 1.2.

                  1.9      GENERAL PROVISIONS


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                           (a)      The headings of the paragraphs,
                  subparagraphs, clauses and subclauses of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

                           (b) Each holder of Junior Class A PIK Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, and redemption and repurchase of, .such securities by the Company are subject to restrictions and prohibitions contained in certain credit agreements, indentures and other agreements to which the company is a party.

                           (c) The following terms (except as otherwise expressly provided or unless the context clearly requires) for all purposes of this Certificate shall have the meanings specified below:

                           "Junior Securities" means, collectively, the Common
                  Stock, $.01 par value, and the Junior Class B PIK Preferred Stock, without par value, of the Company or any other series of stock issued by the Company ranking junior to the Junior Class a PIK Preferred stock in payment of dividends or upon dissolution, liquidation or winding up of the Company.

                           "Person" as used herein means any corporation,
                  partnership, trust, organization, association, other entity or individual.

         IN WITNESS WHEREOF, this Certificate has been executed and attested by the undersigned on October 28, 1991.

                                                 /s/ Adam E. Max
                                               ---------------------------------
                                                    Vice President

Attest:

     /s/ Herbert B. Max
------------------------------------
         Assistant Secretary




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                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

         Fannie May Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby certify as follows:

         FIRST: By Unanimous Written Consent, the Corporation's Board of Directors adopted resolutions approving a proposed amendment (the "AMENDMENT") to the Corporation's Certificate of Designation of Junior Class A PIK Preferred Stock. The resolutions approving the Amendment are as follows:

                  RESOLVED FURTHER, that the Corporation's Certificate of Incorporation be amended by amending Paragraph 1.5(b) of the Certificate of Designation of Junior Class A PIK Preferred Stock so that, as amended, Paragraph 1.5(b) thereof shall be and read as follows:

     "All shares of Junior Class A PIK Preferred Stock not theretofore redeemed shall be redeemed by payment of cash on March 15, 2006 at $25,000 per share plus all accrued and unpaid dividends thereon, whether or not declared, to the date of redemption, subject to the applicable provisions of law."; and

                  RESOLVED FURTHER, that the officers of the Corporation are, and each of them hereby is, authorized and directed to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered such other instruments and documents, in the name and on behalf of the Corporation, and to pay all fees and expenses as they shall deem necessary, proper or advisable in order to carry out fully the purpose and intent of the foregoing resolution.

         SECOND: By Unanimous Written Consent, the holders of all of the outstanding shares of Junior Class A PIK Preferred Stock of the Corporation approved the Amendment.

         THIRD: The Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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         IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed as of the 28th day of June, 2001.

                                   FANNIE MAY HOLDINGS, INC.

                                   By:      /s/ Ted A. Shepherd
                                      -------------------------------------
                                   Name:  Ted A. Shepherd
                                   Title:  President, Chief Operating Officer

ATTEST:

By:      /s/ Richard J. Anglin
   ---------------------------------------------------
Name:  Richard J. Anglin
Title:  Vice President - Chief Financial Officer




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